UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 14, 2017
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S. El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 887-6400
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01    REGULATION FD DISCLOSURE.

On November 15, 2017, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K, relating to certain asset sales and acquisitions. The information in this Item 7.01 or in Exhibit 99.1 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Section 11 or 12 of the Securities Act of 1933, as amended. Such information will not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 8.01    OTHER EVENTS.

On November 14, 2017, Kennedy-Wilson Holdings, Inc. (the “Company”), completed the sale of Summer House, a wholly-owned 615-unit apartment community in Alameda, CA for a total sales price of $231 million. In addition, on November 8, 2017, the Company completed the sale of Gardner House, a 75,600 square-foot office building in Dublin, Ireland for a total sales price of $73 million. The two sales together are expected to generate approximately $304 million of gross proceeds, approximately $183 million of net proceeds after taking into account in-place property level debt at Summer House and closing costs and a profit to the Company of approximately $130 million in the fourth quarter of 2017.

The Company intends to use the net proceeds from the above-noted sales to acquire four separate multifamily assets with a total of 996 units in the Pacific Northwest through Section 1031 exchanges and to pay down unsecured debt under the Company’s revolving credit facility.  The aggregate purchase price of these four multifamily assets is approximately $304 million and the Company will invest a total of approximately $135 million of equity in these transactions.  The Company recently acquired two of the four multifamily assets.  The Company currently expects to acquire the remaining two assets during the fourth quarter of 2017, however, there can be no assurance that it will complete such acquisitions.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: November 15, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release